Pacer BlueStar Digital Entertainment ETF
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 100.0%	Shares	Value
Communication Services - 37.0%(a)
Better Collective AS (b)	2,949	$41,758
Capcom Co. Ltd.	1,691	43,552
CD Projekt SA	555	37,337
China Ruyi Holdings Ltd. (b)	127,645	51,058
Electronic Arts, Inc.	578	88,139
Embracer Group AB (b)	2,745	28,570
International Games System Co. Ltd.	1,678	44,188
Kingsoft Corp. Ltd.	8,702	39,630
Konami Group Corp.	410	55,903
Krafton, Inc. (b)	179	42,401
NCSoft Corp.	259	36,176
NetEase, Inc. - ADR	1,092	142,288
Nexon Co. Ltd.	2,305	42,487
Nintendo Co. Ltd.	2,313	195,036
ROBLOX Corp. - Class A (b)(c)	1,621	223,358
Skillz, Inc. (b)	2,319	16,071
Square Enix Holdings Co. Ltd.	639	43,606
Take-Two Interactive Software, Inc. (b)	406	90,428
Tencent Holdings Ltd.	5,038	352,981
Ubisoft Entertainment SA (b)	2,837	30,107
XD, Inc.	5,949	39,710
		1,684,784

Consumer Discretionary - 54.7%(a)
Aristocrat Leisure Ltd.	1,830	82,524
Bandai Namco Holdings, Inc.	2,004	65,355
Betsson AB	5,444	92,650
DraftKings, Inc. (b)	8,776	395,271
Entain PLC	14,303	193,442
Evoke PLC (b)	77,836	72,927
Evolution AB (d)	4,316	385,795
Flutter Entertainment PLC (b)	1,234	372,989
GameStop Corp. (b)(c)	1,831	41,106
Genius Sports Ltd. (b)	10,428	117,315
Jumbo Interactive Ltd.	9,455	63,981
Kambi Group PLC (b)	4,368	62,702
Playtech PLC	18,867	99,371
PointsBet Holdings Ltd. (b)	71,191	56,149
Rank Group PLC	16,458	34,107
Rush Street Interactive, Inc. (b)	5,680	114,509
Sportradar Group AG (b)	4,358	128,866
Super Group SGHC Ltd.	10,281	110,521
		2,489,580

Information Technology - 8.3%
AppLovin Corp. - Class A (b)	714	278,960
Micro-Star International Co. Ltd.	7,602	36,676
Unity Software, Inc. (b)	1,818	60,648
		376,284
TOTAL COMMON STOCKS (Cost $3,902,420)		4,550,648

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.4%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58% (e)	202,593	202,593
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $202,593)		202,593

TOTAL INVESTMENTS - 104.4% (Cost $4,105,013)		4,753,241
Liabilities in Excess of Other Assets - (4.4)%		(200,181)
TOTAL NET ASSETS - 100.0%		$4,553,060
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $215,356.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of July 31, 2025, the value of these securities total $385,795 or 8.5% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Pacer BlueStar Digital Entertainment ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$4,550,648	$–	$–	$4,550,648
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	202,593
Total Investments	$4,550,648	$–	$–	$4,753,241

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $202,593 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.